UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2015

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 EAST EVELYN AVENUE

MOUNTAIN VIEW, CA 94041

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 3, 2015, the Compensation Committee of the Board of Directors of VIVUS, Inc., or the Company, authorized and approved an employee retention plan to include restricted stock unit awards to certain of the Company’s employees including Seth H. Z. Fischer, the Company’s Chief Executive Officer, Svai S. Sanford, the Company’s Chief Financial Officer and Chief Accounting Officer, John L. Slebir, the Company’s Senior Vice President, Business Development and General Counsel and Secretary, and Santosh T. Varghese, M.D., the Company’s Vice President, Medical & Regulatory Affairs, Pharmacovigilance, and QA.  The following table sets forth the specific restricted stock unit awards authorized and approved for each of Messrs. Fischer, Sanford and Slebir and Dr. Varghese:

Name	Restricted Stock Unit Awards(1)
Seth H. Z. Fischer	117,000
Svai S. Sanford	62,800
John L. Slebir	76,000
Santosh T. Varghese, M.D.	68,400

(1)         Each restricted stock unit award will vest pursuant to the following 18 month schedule commencing on July 31, 2015:  50% of the restricted stock units subject to the restricted stock unit award will vest on July 31, 2016 and 50% of the restricted stock units subject to the restricted stock unit award will vest on December 31, 2016, subject to such individual continuing to be a Service Provider (as defined in the Company’s 2010 Equity Incentive Plan) on each such date.

Item 8.01.  Other Events

On August 3, 2015, as part of the employee retention plan referenced in Item 5.02 above, the Compensation Committee of the Board of Directors of the Company determined that the Company’s Annual Bonus Plan for 2015, or the Plan, would be funded at a minimum of 80% of the eligible cash bonus potential. The actual cash bonus payouts in February 2016 under the Plan for each eligible employee will be based on the eligible employee’s individual performance and contribution to the Company’s overall corporate performance. The Compensation Committee will determine each eligible employee’s cash bonus award based on the eligible employee’s individual performance review, such that the percent of the eligible bonus awarded to each eligible employee may be decreased or eliminated entirely based on this review. Any funding of the Plan above the 80% minimum approved on August 3, 2015 remains subject to the Company’s overall corporate performance and the achievement of general corporate performance objectives established by the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date:  August 5, 2015